Exhibit (a)(1)(ii)

LETTER OF TRANSMITTAL

To Tender Preferred Shares (Designated Auction Preferred Shares, Series A)

of

Eaton Vance California Municipal Bond Fund II

Pursuant to the Offer to Purchase

dated October 22, 2015

THE OFFER AND WITHDRAWAL RIGHTS EXPIRE AT 5:00 P.M., EASTERN STANDARD TIME, ON WEDNESDAY, DECEMBER 2, 2015, UNLESS THE OFFER IS EXTENDED.

The Information Agent and Depositary for the Offer is:

Information Agent:

AST Fund Solutions LLC

48 Wall Street

New York, NY 10005

Toll Free: (866) 207-2356

Depositary:

American Stock Transfer & Trust Company LLC

Delivery by First Class Mail, By Registered, Certified or Express Mail, By Overnight Courier, or By Hand should be directed to:

American Stock Transfer & Trust Company LLC

6201 15th Avenue

Brooklyn, NY 11219

DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

This Letter of Transmittal relates to the offer by Eaton Vance California Municipal Bond Fund II, a Massachusetts business trust (the “Fund”), to purchase for cash up to 100% of its outstanding preferred shares of beneficial interest, par value $0.01 per share and liquidation preference of $25,000 per share, designated Auction Preferred Shares, Series A (the “Preferred Shares”).

DESCRIPTION OF PREFERRED SHARES TENDERED
Name(s) and Address(es) of Registered Holder(s) (Please fill in, if blank)	Preferred Shares Tendered*
1 ☐ All 2 ☐ Partial: ___________ (# Preferred Shares)
* Unless otherwise indicated, it will be assumed that all Preferred Shares are being tendered. See Instruction 3.

If you wish to tender all or any part of your Preferred Shares of Eaton Vance California Municipal Bond Fund II, you should either:

•

tender your Preferred Shares pursuant to the procedure for book-entry tender set forth in Section 4 of the Offer to Purchase; or

•

request a broker, dealer, commercial bank, trust company or other nominee to effect the transaction for you.  If your Preferred Shares are registered in the name of a broker, dealer, commercial bank, trust company or other nominee, you should contact such person if you desire to tender your Preferred Shares.

If you desire to tender Preferred Shares and such Preferred Shares cannot be delivered to the Depositary or you cannot comply with the procedure for book-entry transfer or your other required documents cannot be delivered to the Depositary, in any case, by the expiration of the Offer, you must tender such Preferred Shares pursuant to the guaranteed delivery procedure set forth in Section 4 of the Offer to Purchase.

Questions and requests for assistance or for additional copies of this Letter of Transmittal, the Offer to Purchase or the Notice of Guaranteed Delivery may be directed to AST Fund Solutions LLC at its address or telephone number set forth on the first page of this Letter of Transmittal.

ADDITIONAL INFORMATION REGARDING TENDERED PREFERRED SHARES

PLEASE READ ACCOMPANYING INSTRUCTIONS CAREFULLY.

Name of Tendering Institution

Account Number

Transaction Code Number

Contact Person in Auction Department of Tendering Institution*

Email Address of Contact Person in Auction Department*

Broker-Dealer who submits auction instructions to the Auction Agent on your behalf:

ÿ

CHECK HERE IF TENDERED PREFERRED SHARES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT OR CONCURRENTLY BEING SENT TO THE DEPOSITARY AND COMPLETE THE FOLLOWING:

Name(s) of Tendering Holder(s) of Preferred Shares

Date of Execution of Notice of Guaranteed Delivery

Name of Institution which Guaranteed Delivery

*  If there is no established Auction Department, please include contact information for the party that submits auction instructions for Preferred Shares.

Ladies and Gentlemen:

The undersigned hereby tenders to Eaton Vance California Municipal Bond Fund II, a Massachusetts business trust (the “Fund”), the above-described preferred shares of beneficial interest, par value $0.01 per share and liquidation preference of $25,000 per share, designated Auction Preferred Shares, Series A (the “Preferred Shares”), pursuant to the Fund’s Offer to Purchase for cash up to 100% of its outstanding Preferred Shares (the “Offer”), upon the terms and subject to the conditions set forth in the Fund’s Offer to Purchase dated October 22, 2015, receipt of which is hereby acknowledged, and this Letter of Transmittal (which together constitute the “Offer Documents”).  The price to be paid for the Preferred Shares is an amount per share, net to the seller in cash, equal to 95.5% of the liquidation preference per share (or $23,875 per share), plus any unpaid dividends accrued up to December 11, 2015, or such later date to which the Offer is extended.

Upon the terms and subject to the conditions of the Offer and effective upon acceptance for payment of and payment for the Preferred Shares tendered herewith, the undersigned hereby sells, assigns and transfers to, or upon the order of, the Fund all right, title and interest in and to all the Preferred Shares that are being tendered hereby and appoints American Stock Transfer & Trust Company LLC (the “Depositary”) the true and lawful agent and attorney-in-fact of the undersigned with respect to such Preferred Shares, with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to:

(i)

transfer ownership of such Preferred Shares on the account books maintained by the Book-Entry Transfer Facility (as defined in the Offer to Purchase), as applicable, together, in any such case, with all accompanying evidences of transfer and authenticity, to or upon the order of the Fund;

(ii)

present such Preferred Shares for transfer on the Depositary’s books; and

(iii)

receive all benefits and otherwise exercise all rights of beneficial ownership of such Preferred Shares, subject to the next paragraph, all in accordance with the terms of the Offer.

The undersigned hereby covenants, represents and warrants to the Fund that:

(i)

the undersigned has full power and authority to tender, sell, assign and transfer the Preferred Shares tendered hereby and that when and to the extent the same are accepted for payment by the Fund, the Fund will acquire good, marketable and unencumbered title thereto, free and clear of all security interest, liens, restrictions, charges, encumbrances, conditional sales agreements or other obligations relating to the sale or transfer of the Preferred Shares and not subject to any adverse claims;

(ii)

the undersigned understands that tenders of Preferred Shares pursuant to any of the procedures described in Section 4 of the Offer to Purchase and in the instructions to this Letter of Transmittal will constitute the undersigned’s acceptance of the terms and conditions of the Offer, including the undersigned’s representation and warranty that (a) the undersigned has a “net long position,”

within the meaning of Rule 14e-4 promulgated under the Securities Exchange Act of 1934, as amended (“Rule 14e-4”), in the Preferred Shares or equivalent securities at least equal to the Preferred Shares being tendered, and (b) the tender of Preferred Shares complies with Rule 14e-4;

(iii)

the undersigned will, upon request, execute and deliver any additional documents deemed by the Depositary or the Fund to be necessary or desirable to complete the sale, assignment and transfer of the Preferred Shares tendered hereby; and

(iv)

the undersigned has read, understands and agrees to all the terms of the Offer.

All authority herein conferred or agreed to be conferred by this Letter of Transmittal shall survive the death or incapacity of the undersigned, and any obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, executors, administrators, successors, assigns, trustees in bankruptcy and legal representatives of the undersigned.  Except as stated in the Offer to Purchase, this tender is irrevocable.

The purchase price of each Preferred Share will equal 95.5% of the liquidation preference per share (or $23,875 per share) (a 4.5% discount), plus any unpaid dividends accrued up to December 11, 2015, or such later date to which the Offer is extended.  All Preferred Shares validly tendered on or before the expiration date and not properly withdrawn will be purchased, subject to the terms and conditions of the Offer.  If any tendered Preferred Shares are not accepted for payment pursuant to the terms and conditions of the Offer for any reason, such Preferred Shares will be returned without expense to the holder of Preferred Shares (“Preferred Shareholder”) in accordance with Section 3 of the Offer to Purchase.

The undersigned understands that tenders of Preferred Shares pursuant to any one of the procedures described in Section 4 of the Offer to Purchase and in the instructions hereto will constitute a binding agreement between the undersigned and the Fund upon the terms and subject to the conditions of the Offer.  The undersigned acknowledges that under no circumstances will the Fund pay interest on the purchase price, including, without limitation, by reason of any delay in making payment.

The undersigned recognizes that under the circumstances set forth in the Offer to Purchase, the Fund may terminate or amend the Offer; may postpone the acceptance for payment of, or the payment for, Preferred Shares tendered; or may accept for payment fewer than all of the Preferred Shares tendered.

A wire will be sent to the account at the Book-Entry Transfer Facility for the purchase price of any Preferred Shares purchased.

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SIGN HERE
(Please also complete and return the Substitute Form W-9 below)

(Signature(s) of Owners)

Dated: ___________________

Name(s):

(Please Print)

Capacity (full title and location signed):

Address:

(Include Zip Code)

Area Code and Telephone Number:

(Must be signed by registered holder(s) exactly as name(s) appear(s) on a security position listing or by person(s) authorized to become registered holder(s) by certificate(s) and documents transmitted herewith.  If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, agent, officer of a corporation or other person acting in a fiduciary or representative capacity, please set forth full title and location of signing and see Instruction 4.)

Guarantee Of Signature(s)
(See Instructions 1 and 4)

Authorized Signature:

Name:

Title:

(Please Type or Print)

Name of Firm:

Address:

(Include Zip Code)

Area Code and Telephone No.:

Dated: _________________________

←

SUBSTITUTE FORM W-9 Department of the Treasury/Internal Revenue Service	Payer’s Request for Taxpayer Identification Number and Certification
Part I Taxpayer Identification No. — For All Accounts

Enter your taxpayer identification number in the appropriate box.  For most individuals and sole proprietors, this is your Social Security Number. For other entities, it is your Employer Identification Number. If you do not have a number, see “Obtaining a Number” in the “Guidelines For Certification of Taxpayer Identification Number on Substitute Form W-9” (“Guidelines”) below. Note: If the account is in more than one name, see the chart on page 1 of the Guidelines to determine what number to enter.

Social Security Number ______________________ OR Employee Identification Number ______________________
Part II For Payees Exempt From Backup Payer’s Request for Withholding (see Guidelines)

Certification – Under penalties of perjury, I certify that:

(1)

The number shown on this form (i) is my correct Taxpayer Identification Number or (ii) I am waiting for a number to be issued to me and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future.  I understand that if I do not provide a taxpayer identification number within (60) days, all reportable payments made to me thereafter will be subject to backup withholding until I provide a number;

(2)

I am not subject to backup withholding either because (a) I am exempt from backup withholding, (b) I have not been notified by the Internal Revenue Service (“IRS”) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding;

(3)

I am a U.S. citizen or other U.S. person (including a U.S. resident alien) (defined in the Guidelines below);

(4)

The FATCA code(s) entered on this form (if any) indicating that I am exempt from FATCA reporting is correct; and

(5)

Any information provided on this form is true, correct and complete.

(Please cross out certification (2) if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return.)

Signature of U.S. Person: ________________________________ Date:
Name (as shown on your income tax return):
Business name (if different from above):
Address:
City: __________________________________ State: _________________ Zip:
Check the appropriate box:
☐ Individual/Sole Proprietor or single-member LLC ☐ Corporation ☐ S Corporation
☐ Partnership ☐ Trust/Estate ☐ Other ________________
☐ Limited Liability Company. Enter the tax classification (S = S corporation, C = corporation, P = partnership): _____
Note: for a single-member LLC that is disregarded, do not check LLC; check the appropriate box in the line above for the tax classification of the single-member owner.
☐ Exempt from backup withholding (codes apply only to certain entities, not individuals; see Guidelines) Exempt payee code (if any): _____
Exemption from FATCA reporting (if any): _____

NOTE:

FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN IRS PENALTIES AND BACKUP WITHHOLDING OF 28% OF ANY AMOUNTS OTHERWISE PAYABLE TO YOU PURSUANT TO THE OFFER.  PLEASE REVIEW THE GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 (SEE BELOW) FOR ADDITIONAL DETAILS.

INSTRUCTIONS

Forming Part of the Terms and Conditions of the Offer

1.

Guarantee of Signatures.  Except as otherwise provided below, all signatures on this Letter of Transmittal must be guaranteed by a financial institution (including most banks, savings and loan associations and brokerage houses) that is a member of a recognized Medallion Program approved by The Securities Transfer Association, Inc., including the Securities Transfer Agents Medallion Program (STAMP), or any other “eligible guarantor institution” (as such term is defined in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended) (each an “Eligible Institution”).  Signatures on this Letter of Transmittal need not be guaranteed if such Preferred Shares are tendered for the account of an Eligible Institution.  See Instruction 4.

2.

Delivery of Preferred Shares.  Delivery of Preferred Shares is to be made by book-entry delivery pursuant to the procedures set forth in Section 4 of the Offer to Purchase; an Agent’s Message (as defined in the Offer to Purchase) must be utilized.  A confirmation of a book-entry transfer into the Depositary’s account at the Book-Entry Transfer Facility of all Preferred Shares delivered electronically, as well as an Agent’s Message, and any other documents required by this Letter of Transmittal, must be received by the Depositary at its address set forth on the front page of this Letter of Transmittal by the Expiration Date (as defined in the Offer to Purchase).  Preferred Shareholders who cannot deliver their Preferred Shares and all other required documents to the Depositary by the Expiration Date must tender their Preferred Shares pursuant to the guaranteed delivery procedure set forth in Section 4 of the Offer to Purchase.  Pursuant to such procedure: (i) such tender must be made by or through an Eligible Institution, (ii) a properly completed and duly executed Notice of Guaranteed Delivery substantially in the form provided by the Fund must be received by the Depositary by the Expiration Date and (iii) a properly completed and duly executed Letter of Transmittal (or facsimile thereof) with any required signature guarantee or an Agent’s Message and any other documents required by the Letter of Transmittal and, for Preferred Shares held in street name, confirmation of a book-entry transfer of such Preferred Shares into the Depositary’s account at the Book-Entry Transfer Facility, must be received by the Depositary within three NYSE MKT trading days after the date of execution of the Notice of Guaranteed Delivery, all as provided in Section 4 of the Offer to Purchase.

The method of delivery of any documents is at the option and risk of the tendering Preferred Shareholder.  If delivery is by mail, registered mail with return receipt requested, properly insured, is recommended.  In all cases, sufficient time should be allowed to ensure timely delivery.

No alternative, conditional or contingent tenders will be accepted, and no fractional Preferred Shares will be purchased.  By executing this Letter of Transmittal, the tendering Preferred Shareholder waives any right to receive any notice of the acceptance for payment of the Preferred Shares.

3.

Partial Tenders. If any tendered Preferred Shares are not accepted for payment pursuant to the terms and conditions of the Offer for any reason, or if any tendered Preferred Shares are not accepted because of an invalid tender, or if any tendered Preferred Shares are properly withdrawn, such Preferred Shares will be returned to the appropriate account at the Book-Entry Transfer Facility without charge by the Fund to the tendering Preferred Shareholder, as soon as practicable following expiration or termination of the Offer or the proper withdrawal of the Preferred Shares.

4.

Stock Transfer Taxes.  The Fund will pay any stock transfer taxes with respect to the sale and transfer of any Preferred Shares to it or its order pursuant to the Offer.  If, however, a transfer tax is imposed for any reason other than the sale or transfer of Preferred Shares to the Fund pursuant to the Offer, then the amount of any stock transfer taxes (whether imposed on the registered holder(s), such other person or otherwise) will be deducted from the purchase price unless satisfactory evidence of the payment of such taxes, or exemption therefrom, is submitted herewith.

5.

Substitute Form W-9.  Under the federal income tax law, the Depositary will be required to withhold  28% of the gross proceeds otherwise payable to certain Preferred Shareholders pursuant to the Offer.  In order to avoid such backup withholding, each tendering Preferred Shareholder, and, if applicable, each other payee, must provide the Depositary with such Preferred Shareholder’s or payee’s correct taxpayer identification number and certify that such Preferred Shareholder or payee is not subject to such backup withholding by completing the Substitute Form W-9 set forth above.  In general, if a Preferred Shareholder or payee is an individual, the taxpayer identification number is the Social Security number of such individual.  If the Depositary is not provided with the correct taxpayer identification number, the Preferred Shareholder or payee may be subject to a $50 penalty imposed by the Internal Revenue Service.  A false statement made on the Substitute Form W-9 without any reasonable basis will be subject to a $500 penalty, and the willful falsification of certifications or affirmations may be subject to criminal penalties, including fines and/or imprisonment.  Certain Preferred Shareholders or payees (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. In order to satisfy the Depositary that a foreign individual qualifies as an exempt recipient, such individual must submit a statement, signed under penalties of perjury, attesting to that individual’s exempt status.  Such statements can be obtained from the Depositary.  For further information concerning backup withholding and instructions for completing the Substitute Form W-9 (including how to obtain a taxpayer identification number if you do not have one and how to complete the Substitute Form W-9 if Preferred Shares are held in more than one name), consult the Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 included herewith.

An individual or certain other non-corporate Preferred Shareholder’s failure to complete the Substitute Form W-9 will not, by itself, cause its Preferred Shares to be deemed invalidly tendered but, as noted above, will require the Depositary to withhold 28% of the gross proceeds otherwise payable to the Preferred Shareholder pursuant to the Offer.  Backup withholding is not an additional federal income tax.  Rather, the federal income tax liability of a person subject to backup withholding will be reduced by the amount of tax withheld.  If withholding results in an overpayment of taxes, a refund may be obtained provided that the required information is furnished to the Internal Revenue Service.  NOTE: FAILURE TO COMPLETE AND RETURN THE SUBSTITUTE FORM W-9 MAY RESULT IN PENALTIES AND BACKUP WITHHOLDING ON ANY AMOUNTS OTHERWISE PAYABLE TO YOU PURSUANT TO THE OFFER.  PLEASE REVIEW THE GUIDELINES FOR

CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

6.

Waiver of Conditions.  Subject to the Offer to Purchase, the conditions of the Offer may be waived, in whole or in part, by the Fund, at any time and from time to time, in the case of any Preferred Shares tendered.

7.

Irregularities.  The Fund will determine, in its sole discretion, all questions as to the number of Preferred Shares to be accepted, and the validity, form, eligibility, including time of receipt, and acceptance for payment of any tender of Preferred Shares. The Fund’s determination will be final and binding on all parties. The Fund reserves the absolute right to reject any or all tenders it determines not to be in proper form or the acceptance of or payment for which it determines may be unlawful. The Fund also reserves the absolute right to waive any defect or irregularity in the tender of any particular Preferred Shares or any particular Preferred Shareholder. No tender of Preferred Shares will be deemed to be properly made until all defects or irregularities have been cured by the tendering Preferred Shareholder or waived by the Fund. None of the Fund, the Depositary, the Information Agent, or any other person will be under any duty to give notice of any defects or irregularities in any tender, or incur any liability for failure to give any such notice. The Fund’s interpretation of the terms of and conditions to the Offer, including this Letter of Transmittal and the instructions thereto, will be final and binding. By tendering Preferred Shares to the Fund, you agree to accept all decisions the Fund makes concerning these matters and waive any right you might otherwise have to challenge those decisions.

8.

Acceptance of Tendered Shares.  If a Preferred Shareholder tenders all of his or her Preferred Shares, all such Preferred Shares credited to such Preferred Shareholder’s account(s) will be tendered unless the Preferred Shareholder otherwise specifies.

9.

Contact Information.  In order to facilitate the Offer and any auctions for Preferred Shares that may remain outstanding after the Offer is completed, each broker or other Nominee Holder must provide additional contact information for its Auction Department, or whoever at the broker or other Nominee Holder submits auction instructions for the Preferred Shares on its behalf, and/or the Broker-Dealer, if a different party, that submits those auction instructions to the Auction Agent.  If you are unable to provide this contact information, the Fund, in its sole discretion, may waive this requirement.

* * * * *

Any questions and requests for assistance may be directed to the Information Agent at its address and telephone number set forth on the first page of this Letter of Transmittal.  Additional copies of the Offer to Purchase, the Letter of Transmittal and Notice of Guaranteed Delivery may be obtained from the Information Agent at its address and telephone number set forth on the first page of this Letter of Transmittal.  Preferred Shareholders may also contact their broker, dealer, commercial bank or trust company or other nominee for assistance concerning the Offer.

GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION

NUMBER ON SUBSTITUTE FORM W-9

Guidelines for Determining the Proper Taxpayer Identification Number for the Payee (You) to Give the Payer.—A Social Security number and an individual taxpayer identification number each has nine digits separated by two hyphens: i.e., 000-00-0000.  An employer identification number has nine digits separated by only one hyphen: i.e., 00-0000000.  The table below will help determine the proper number to give the payer.  All “Section” references are to the Internal Revenue Code of 1986, as amended. “IRS” is the Internal Revenue Service.

For this type of account:	Give the NAME and SOCIAL SECURITY NUMBER or INDIVIDUAL TAXPAYER IDENTIFICATION NUMBER of—

1. An individual	The individual

2. Two or more individuals (joint account)	The actual owner of the account or, if combined funds, the first individual on the account(1)

3. Custodian account of a minor (Uniform Gift to Minors Act)	The minor(2)

4. (a) Usual revocable savings trust account (grantor is also trustee)	The grantor-trustee(1)
(b) So-called trust account that is not a legal or valid trust under state law	The actual owner(1)

5. Sole proprietorship or disregarded entity	The owner(3)

6. Grantor trust filing under Optional Form 1099 Filing Method 1 (see Regulations Section 1.671-4(b)(2)(i)(A))	The grantor*

For this type of account:	Give the NAME and EMPLOYER IDENTIFICATION NUMBER of—

7. Disregarded entity not owned by an individual	The owner

8. Valid trust, estate, or pension trust	The legal entity(4)

9. Corporation or LLC electing corporate status on IRS Form 8832 or Form 2553	The corporation or LLC

10. Association, club, religious, charitable, educational, or other tax-exempt organization	The organization

11. Partnership or multi-member LLC	The partnership or LLC

12. Broker or registered nominee	The broker or nominee

13. Account with the Department of Agriculture in the name of a public entity (such as a state or local government, school district, or prison) that receives agricultural program payments	The public entity

14. Grantor trust filing under the Form 1041 Filing Method or the Optional Form 1099 Filing Method 2 (see Regulations Section 1.671-4(b)(2)(i)(B))	The trust
(1)	List first and circle the name of the person whose number you furnish. If only one person on a joint account has a number, that person’s number must be furnished.
(2)	Circle the minor’s name and furnish the minor’s social security number.
(3)

You must show your individual name, but you may also enter your business or “doing business as” name. You may use either your social security number or your employer identification number (if you have one), but the IRS encourages you to use your social security number.

(4)

List first and circle the name of the legal trust, estate, or pension trust.  (Do not furnish the taxpayer identification number of the personal representative or trustee unless the legal entity itself is not designated in the account title.)

*	Note. Grantor also must provide a Form W-9 to trustee of trust.

Note:	If no name is circled when there is more than one name, the number will be considered to be that of the first name listed.

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GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION

NUMBER ON SUBSTITUTE FORM W-9

Obtaining a Number

If you do not have a taxpayer identification number, obtain Form SS-5 (Application for a Social Security Card) at the local Social Security Administration (“SSA”) office or online at www.ssa.gov.  You may also use Form SS-4 (Application for Employer Identification Number) or Form W-7 (Application for IRS Individual Taxpayer Identification Number), which you can obtain from the IRS by visiting IRS.gov or by calling (800) TAX-FORM, and apply for a number.

Definition of a U.S. Person

For federal tax purposes, you are considered a U.S. person if you are:

·	An individual who is a U.S. citizen or U.S. resident alien;
·	A partnership, corporation, company, or association created or organized in the United States or under the laws of the United States;
An estate (other than a foreign estate); or
A domestic trust (as defined in Regulations Section 301.7701-7).

Payees Exempt from Backup Withholding

Generally, individuals (including sole proprietors) are not exempt from backup withholding.

Except as provided below, corporations are exempt from backup withholding for certain payments, including interest and dividends.

Corporations are not exempt from backup withholding for payments made in settlement of payment card or third party network transaction.

Corporations are not exempt from backup withholding with respect to attorneys’ fees or gross proceeds paid to attorneys, and corporations that provide medical or health care services are not exempt with respect to payments reportable on Form 1099-MISC.

Payees specifically exempted from backup withholding include the following, and should use the appropriate code below:

·

1-An organization exempt from tax under Section 501(a), any individual retirement account (IRA), or a custodial account under Section 403(b)(7), if the account satisfies the requirements of Section 401(f)(2).

·	2-The United States or any of its agencies or instrumentalities.
3-A state, the District of Columbia, a U.S. commonwealth or possession, or any of their political subdivisions or instrumentalities.
·	4-A foreign government or any of its political subdivisions, agencies, or instrumentalities.
·	5-A corporation.
·	6-A dealer in securities or commodities required to register in the United States, the District of Columbia, or a U.S. commonwealth or possession.
·	7-A futures commission merchant registered with the Commodity Futures Trading Commission.
8-A real estate investment trust.
·	9-An entity registered at all times during the tax year under the Investment Company Act of 1940.
10-A common trust fund operated by a bank under Section 584(a).
11-A financial institution.
·	12-A middleman known in the investment community as a nominee or custodian.
·	13-A trust exempt from tax under Section 664 or described in Section 4947.

Payments of dividends generally exempt from backup withholding include:

·	Payments to nonresident aliens subject to withholding under Section 1441.
·	Payments to partnerships not engaged in a trade or business in the United States and that have at least one nonresident alien partner.

Certain payments, other than payments of dividends, that are exempt from information reporting are also exempt from backup withholding. For details, see Sections 6041, 6041A, 6042, 6044, 6045, 6049, 6050A, 6050N and 6050W.

Exemption from FATCA Reporting

The following codes identify payees that are exempt from reporting under FATCA. These codes apply to persons submitting this form for accounts maintained outside of the United States by certain foreign financial institutions. Therefore, if you are only submitting this form for an account you hold in the United States, you may leave this field blank. Consult with the person requesting this form if you are uncertain if the financial institution is subject to these requirements. A requester may indicate that a code is not required by providing you with a Form W-9 with “Not Applicable” (or any similar indication) written or printed on the line for a FATCA exemption code.

·	A- An organization exempt from tax under Section 501(a) or any individual retirement plan as defined in Section 7701(a)(37).
·	B- The United States or any of its agencies or instrumentalities.
C- A state, the District of Columbia, a U.S. commonwealth or possession, or any of their political subdivisions or instrumentalities.
·	D- A corporation the stock of which is regularly traded on one or more established securities markets, as described in Regulations Section 1.1472-1(c)(1)(i).
·	E- A corporation that is a member of the same expanded affiliated group as a corporation described in Regulations Section 1.1472-1(c)(1)(i).
·

F- A dealer in securities, commodities, or derivative financial instruments (including notional principal contracts, futures, forwards, and options) that is registered as such under the laws of the United States or any state.

·	G- A real estate investment trust.
H- A regulated investment company as defined in Section 851 or an entity registered at all times during the tax year under the Investment Company Act of 1940.
·	I- A common trust fund as defined in Section 584(a).
J- A bank as defined in Section 581.
K- A broker.
·	L- A trust exempt from tax under Section 664 or described in Section 4947(a)(1).
·	M- A tax exempt trust under a Section 403(b) plan or Section 457(g) plan.

Note.  You may wish to consult with the financial institution requesting this Form W-9 to determine whether the FATCA code and/or exempt payee code should be completed.

 EXEMPT PAYEES DESCRIBED ABOVE MUST FILE FORM W-9 OR A SUBSTITUTE FORM W-9 TO AVOID POSSIBLE ERRONEOUS BACKUP WITHHOLDING. FILE THAT FORM WITH THE PAYER. FURNISH YOUR TAXPAYER IDENTIFICATION NUMBER ON THE FORM, CHECK THE BOX LABELED “EXEMPT FROM BACKUP WITHHOLDING” ON THE FORM, SIGN AND DATE THE FORM AND RETURN IT TO THE PAYER.

Privacy Act Notice—Section 6109 requires most recipients of dividends and certain other payments to provide a correct taxpayer identification number to payers, who must report the payments to the IRS. The IRS uses the number for identification purposes and may also provide this information to various government agencies for tax enforcement or litigation purposes. Payers must be given the numbers whether or not recipients are required to file

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tax returns. Payers must generally withhold at least 28% of taxable interest, dividend, and certain other payments to a payee who does not furnish a taxpayer identification number to a payer. Certain penalties may also apply.

Penalties

(1)  Failure to Furnish Taxpayer Identification Number.  If you fail to furnish your taxpayer identification number to a requester, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

(2)  Civil Penalty for False Information with Respect to Withholding.  If you make a false statement with no reasonable basis that results in no backup withholding, you are subject to a $500 penalty.

(3)  Criminal Penalty for Falsifying Information.  Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

(4)  Misuse of Taxpayer Identification Numbers.  If the requester discloses or uses taxpayer identification numbers in violation of federal law, the requester may be subject to civil and criminal penalties.

FOR ADDITIONAL INFORMATION CONTACT YOUR TAX CONSULTANT OR THE INTERNAL REVENUE SERVICE.

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